                                                                     EXHIBIT 4.1

  Number
ML
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METLIFE(R)


 COMMON STOCK                                                COMMON STOCK
PAR VALUE $0.01                                             PAR VALUE $0.01


INCORPORATED UNDER THE LAWS               [PHOTO]                 SHARES
 OF THE STATE OF DELAWARE               METLIFE, INC.
                                                            CUSIP 59156R 10 8
                                                         SEE REVERSE FOR CERTAIN
                                                              DEFINITIONS AND
                                                               RESTRICTIONS





          FULLY PAID AND NON-ASSESSABLE SHARES OF THE COMMON STOCK OF

METLIFE, INC. TRANSFERABLE ON THE BOOKS OF THE CORPORATION BY THE HOLDER HEREOF IN PERSON OR BY DULY AUTHORIZED ATTORNEY UPON SURRENDER OF THIS CERTIFICATE PROPERLY ENDORSED. THIS CERTIFICATE AND THE SHARES REPRESENTED HEREBY ARE ISSUED AND SHALL BE SUBJECT TO ALL OF THE PROVISIONS OF THE CERTIFICATE OF INCORPORATION AND BY-LAWS OF THE CORPORATION EACH AS FROM TIME TO TIME AMENDED, TO ALL OF WHICH THE HOLDER BY ACCEPTANCE HEREOF ASSENTS. THIS CERTIFICATE IS NOT VALID UNTIL COUNTERSIGNED AND REGISTERED BY THE TRANSFER AGENT AND REGISTRAR.

     WITNESS THE FACSIMILE SEAL OF THE CORPORATION AND THE FACSIMILE SIGNATURES OF ITS DULY AUTHORIZED OFFICERS.

DATED:

Countersigned and Registered:
CHASEMELLON SHAREHOLDER SERVICES, L.L.C.
Transfer Agent and Registrar

By: Norma Cianfaglione
Authorized signature


[SEAL]


                                             Robert H. Benmosche
                                             Chairman of the Board and
                                             Chief Executive Officer



                                             William J. Wheeler
                                             Treasurer
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                                   METLIFE(R)

     This certificate also evidences and entitles the holder hereof to certain Rights as set forth in a Rights Agreement between the Corporation and ChaseMellon Shareholder Services, L.L.C., as Rights Agent (the "Rights Agreement"), the terms of which are hereby incorporated herein by reference and a copy of which is on file at the principal executive offices of the Corporation. Under certain circumstances, as set forth in the Rights Agreement, such Rights will be evidenced by separate certificates and will no longer be evidenced by this certificate. The Corporation will mail to the holder of this certificate a copy of the Rights Agreement (as in effect on the date of mailing) without charge promptly after receipt of a written request therefor. Under certain circumstances set forth in the Rights Agreement, Rights beneficially owned by an Acquiring Person, or any Associate or Affiliate thereof (as such terms are defined in the Rights Agreement), whether currently held by or on behalf of such Person or by any subsequent holder, may become null and void.

     The Corporation will furnish without charge to each shareholder who so requests a copy of the powers, designations, preferences and relative, participating, optional or other special rights of each class of shares or series thereof, and the qualifications, limitations, or restrictions of such preferences and/or rights.

     The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM - as tenants in common       UNIF GIFT MIN ACT -       Custodian
                                                        ------          -------
TEN ENT - as tenants by the entireties                  (Cust)          (Minor)
JT TEN  - as joint tenants with right
          of survivorship and not as                under Uniform Gifts to Minor
          tenants in common                           Act
                                                         -----------------------
                                                                 (State)

    Additional abbreviations may also be used though not in the above list.

     For value received,               hereby sell, assign and transfer unto
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PLEASE INSERT SOCIAL SECURITY OR OTHER
   IDENTIFYING NUMBER OF ASSIGNEE
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Please print or typewrite name and address including postal zip code of assignee

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                                                                        Shares
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represented by the within Certificate, and do hereby irrevocably constitute and appoint
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Attorney to transfer the said shares on the books of the within-named
Corporation with full power of substitution in the premises.

Dated:
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                                                         Signature

                                            ------------------------------------
                                                         Signature

                                            NOTICE: The signature to this
                                            assignment must correspond with the
                                            name as written upon the face of the
                                            Certificate, in every particular,
                                            without alteration or enlargement,
                                            or any change whatever.

Signature(s) Guaranteed:

By

THE SIGNATURE(S) SHOULD BE GUARANTEED
BY AN ELIGIBLE GUARANTOR INSTITUTION
(BANKS, STOCKBROKERS, SAVINGS AND LOAN
ASSOCIATIONS AND CREDIT UNIONS WITH
MEMBERSHIP IN AN APPROVED SIGNATURE
GUARANTEE MEDALLION PROGRAM), PURSUANT
TO S.E.C. RULE 17Ad-15.